Exhibit 10.2

                                 INCENTIVE PLAN
                                       OF
                             CARRIZO OIL & GAS, INC.

                    DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

          THIS AGREEMENT ("Agreement") is made as of the ____ day of ______, 2005 (the "Grant Date"), by and between Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), and [DIRECTOR] (the "Grantee").

          The Company has adopted the Incentive Plan of Carrizo Oil & Gas, Inc. (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees, directors and independent contractors of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

          Pursuant to the Plan, the Committee, which has generally been assigned responsibility for administering the Plan, has determined that it would be in the interest of the Company and its stockholders to grant the restricted stock provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the service of the Company as a Nonemployee Director and to increase Grantee's personal interest in the continued success and progress of the Company.

          The Company and Grantee therefore agree as follows:

     1. GRANT OF RESTRICTED STOCK. Subject to the terms and conditions herein, effective as of the Grant Date, the Company grants to the Grantee ____ shares of Common Stock of the Company, par value $.01 per share (the "Restricted Stock"). The Company will issue to the Grantee stock certificates evidencing the shares of Restricted Stock, which certificates will be registered in the name of the Grantee and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the Restricted Stock, substantially in the following form:

          The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in the Restricted Stock Award Agreement, effective as of _______, 2005, between Carrizo Oil & Gas, Inc. and the registered owner hereof. Copies of such Agreement are on file in the offices of Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002.

          The certificates evidencing the shares of Restricted Stock shall be held in custody by the Company or, if specified by the Committee, by a third party custodian or trustee, until the restrictions on such shares shall have lapsed, and, as a condition of this award of Restricted Stock, the Company may require that the Grantee deliver a stock power, duly endorsed in blank, relating to the shares of Restricted Stock.



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

          2. TRANSFER RESTRICTIONS. Except as expressly provided herein, the shares of Restricted Stock are not transferable (voluntarily or involuntarily) other than by will or the laws of descent and distribution, and may not may not otherwise be assigned, pledged, hypothecated or otherwise disposed of and shall not be subject to execution, attachment or similar process. Upon any attempt to effect any such disposition, or upon the levy of any such process, the award provided for herein shall immediately become null and void, and the shares of Restricted Stock shall be immediately forfeited to the Company.

          3. RESTRICTIONS. Subject to the provisions of paragraph 4 hereof, the restrictions on the shares of Restricted Stock shall lapse and such shares shall vest in the Grantee in three installments at the rate of thirty-three and one-third percent (33 1/3%) of the shares of Restricted Stock awarded hereunder (rounded up to the nearest whole number) on each of the first, second and third anniversary dates of the Grant Date; provided that the Grantee has been in the continuous service of the Company as a Nonemployee Director through the applicable date. Notwithstanding the foregoing, upon a Change of Control, the restrictions on all shares of Restricted Stock shall immediately lapse and such shares shall vest in the Grantee. Shares as to which restrictions shall have lapsed shall no longer be deemed Restricted Stock, and the Company shall deliver to the Grantee certificates representing such shares as described in paragraph 5 below.

          4. TERMINATION OF SERVICE; FORFEITURE.

          (a) Upon termination of the Grantee's service as a Nonemployee Director with the Company as a result of the death of the Grantee, the restrictions on all shares of Restricted Stock shall immediately lapse and such shares shall vest in the Grantee or, as applicable, the Grantee's legal representative, beneficiary or heir.

          (b) Upon termination of the Grantee's service as a Nonemployee Director of the Company without the consent of a majority of the other members of the Board of Directors for any reason other than death, all shares of Restricted Stock as to which the restrictions thereon have not previously lapsed shall be immediately forfeited to the Company.

          5. DISTRIBUTION FOLLOWING TERMINATION OF RESTRICTIONS. Upon the vesting and expiration of the restrictions as to any portion of the Restricted Stock, the Company will cause a new certificate evidencing such number of shares of Common Stock to be delivered to the Grantee, or in the case of his death to his legal representative, beneficiary or heir, free of the legend regarding transferability; provided that the Company shall not be obligated to issue any fractional shares of Common Stock.

          6. DESIGNATION OF BENEFICIARY. The Grantee may designate a beneficiary or beneficiaries to whom the shares of Restricted Stock shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit A or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the shares of Restricted Stock shall pass by will or the laws of descent and distribution. Following Grantee's death, the person to the Restricted

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

Stock passes according to the foregoing shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

          7. VOTING AND DIVIDEND RIGHTS. During the period in which the restrictions provided herein are applicable to the Restricted Stock, the Grantee shall have the right to vote the shares of Restricted Stock and to receive any cash dividends paid with respect thereto unless and until forfeiture thereof. Any dividend or distribution payable with respect to shares of Restricted Stock that shall be paid or distributed in shares of Common Stock shall be subject to the same restrictions provided for herein, and the shares so paid or distributed shall be deemed Restricted Stock subject to all terms and conditions herein. Any dividend or distribution (other than cash or Common Stock) payable or distributable on shares of Restricted Stock, unless otherwise determined by the Committee, shall be subject to the terms and conditions of this Agreement to the same extent and in the same manner as the Restricted Stock is subject; provided that the Committee may make such modifications and additions to the terms and conditions (including restrictions on transfer and the conditions to the timing and degree of lapse of such restrictions) that shall become applicable to such dividend or distribution as the Committee may provide in its absolute discretion.

          8. ADJUSTMENTS. As provided in Section 15 of the Plan, certain adjustments may be made to the Restricted Stock upon the occurrence of events or circumstances described in Section 15 of the Plan. Without limiting the generality of the foregoing, and except as otherwise provided in the Plan or this Agreement, in the event of any merger, consolidation, reorganization, recapitalization, reclassification or other capital or corporate structure change of the Company, the securities or other consideration receivable for or in conversion of or exchange for shares of Restricted Stock shall be subject to the terms and conditions of this Agreement to the same extent and in the same manner as the Restricted Stock is subject; provided that the Committee may make such modifications and additions to the terms and conditions (including restrictions on transfer and the conditions to the timing and degree of lapse of such restrictions) that shall become applicable to the securities or other consideration so receivable as the Committee may provide in its absolute discretion.

          9. MANDATORY WITHHOLDING OF TAXES. Grantee acknowledges and agrees that the Company shall deduct from the shares of Common Stock otherwise payable or deliverable an amount of cash and/or number of shares of Common Stock (valued at their Fair Market Value on the applicable date) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee.

          10.  RESTRICTIONS  IMPOSED BY LAW.  Without limiting the generality of
Section 16 of the Plan, the Grantee agrees that the Company will not be obligated to deliver any shares of Common Stock, if counsel to the Company determines that such exercise, or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the issuance or delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.

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

          11. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be (a) delivered personally to the following address:


                                    Carrizo Oil & Gas, Inc.
                                    1000 Louisiana Street , Suite 1500
                                    Houston, Texas  77002

or (b) sent by first class mail, postage prepaid and addressed as follows:

                                    Carrizo Oil & Gas, Inc.
                                    1000 Louisiana Street , Suite 1500
                                    Houston, Texas  77002
                                    Attention: Payroll/Benefits Manager

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

          12. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 6 of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

               (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required _______ _______ approval of the Company's stockholders and, provided, in each case, that such changes or corrections ________ shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby without the Grantee's consent, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

               (b) subject to Section 6 of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Restricted Stock to the extent then vested without the Grantee's consent.

          13. GRANTEE SERVICE. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the service of the Company as a Nonemployee Director.

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

          14. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas.

          15. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          16. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

          17. RULES BY COMMITTEE. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

          18. ENTIRE AGREEMENT. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Restricted Stock and replaces and makes null and void any prior agreements, oral or written, between Grantee and the Company regarding the Restricted Stock.

          19. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.


ATTEST:                                        Carrizo Oil & Gas, Inc.


                                               By:
------------------------------                    ------------------------------
Secretary                                         Name:  S.P. Johnson
                                                  Title:    President

                                               ACCEPTED:



                                               ---------------------------------



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

                                        Exhibit A to Director Restricted Stock
                                        Award Agreement dated as of ______, 2005



                    INCENTIVE PLAN OF CARRIZO OIL & Gas, Inc.

                           Designation of Beneficiary


     I, ________________________________________________ (the "Grantee"), hereby declare that upon my death ________________________________________________ (the
                                           Name

"Beneficiary") of ______________________________________________________________
                  Street Address          City         State            Zip Code

who is my _________________________________________________, shall  be  entitled
                           Relationship to Grantee

to the Restricted Stock and all other rights accorded the Grantee by the above-referenced agreement (the "Agreement").

     It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

     It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.






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          Date                                           Grantee